Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Jaclyn, Inc. (the “Company”) for the fiscal quarter ended March 31, 2008 (the “Report”), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2008	/s/ ROBERT CHESTNOV

Robert Chestnov, President
(Chief Executive Officer)

Dated: May 15, 2008	/s/ ANTHONY CHRISTON

Anthony Christon, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Jaclyn, Inc. and will be retained by Jaclyn, Inc. and forwarded to the Securities and Exchange Commission or its staff upon request.

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